CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  form  8-K,  into  the  Company's   previously  filed
Registration Statement File No.33-89144.

                                        Arthur Andersen LLP
Washington, D.C.
 November 7, 1995